                                              Exhibit 10 g





















              EMPLOYEE STOCK OWNERSHIP PLAN

                            OF


             AMERICAN PETROFINA, INCORPORATED

                    TABLE OF CONTENTS*

                                                   PAGE


SECTION l.    Definitions                            1

SECTION 2.    Participation                         10

SECTION 3.    Company Contributions, Employee
              Contributions and Investment
              Credit Recapture                      11

SECTION 4.    Allocation of Shares to
              Participants                          18

SECTION 5.    Dividends                             23

SECTION 6.    Voting Rights                         24

SECTION 7.    Expenses                              25

SECTION 8.    Vesting                               27

SECTION 9.    Distributions from the
              Trust Fund                            27

SECTION 10.   The Trust Fund                        34

SECTION 11.   Committee of Administration           35

SECTION 12.   Amendment, Suspension and
              Termination; Merger, Consolidation
              and Transfer                          41

SECTION 13.   Miscellaneous                         46









    * The Table of Contents is not a part of this instrument.


                           (i)
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SECTION 1.    Definitions.

         The following words and phrases as used herein shall have the following meanings unless a different meaning is plainly required by the context:

         1.1 "Board of Directors" shall mean the Board of Directors of the Company.

         1.2 "Break in Service" shall mean any Year during which an Employee does not complete more than 500 Hours of Service.

         1.3 "Committee" shall mean the committee established to administer the Plan in accordance with Section 11.

         1.4 "Company" shall mean American Petrofina, Incorporated, a Delaware corporation, or any successor to it in ownership of all or substantially all of its assets.

         1.5 "Company Contributions" for any Year shall mean the total contributions by the Company and any Participating Companies for that Year made under the Plan in accordance with Section 3.






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         1.6  "Compensation" shall mean for any Year the total of all amounts paid to a Participant by the Company or any Participating Company for personal services as salary, wages, bonuses or overtime pay, but such term shall not include any other payments, any Company Contributions or benefits paid under this Plan.

         1.7  "Effective Date" shall mean January 1, 1976.

         1.8 "Employee" shall mean any employee or officer of an Employer who is not included in a unit of employees represented by a collective bargaining agent.

         1.9 "Employee Contributions" for any Year shall mean the total contributions by Participants for that Year made under the Plan in accordance with Section 3.

         1.10 "Employer" shall mean the Company, any subsidiary of the Company or any subsidiary of any subsidiary of the Company.

         1.11 "ERISA" shall mean the provisions of the Employee Retirement Income Security Act of 1974, as it (or the provisions of the United States Code in which such provisions appear) may be amended from time to time,






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or any successor legislation adopted in lieu thereof, and references herein to any specific provision of ERISA shall be deemed also to refer to any specific provision of ERISA as it may hereafter be so amended or replaced.

         1.12 "Fiduciary Responsibility" shall mean those operational and administrative duties required to be performed by fiduciaries pursuant to the provisions of Part 4 of Title I of ERISA.

         1.13 "Hour of Service" shall mean each hour described in (b) through
(g) below, determined as provided in (a) below. No Hour of Service shall be counted more than once under this Section 1.13.

              (a)  An Employee's Hours of Service shall
    be determined and credited in accordance with the
    Rules and Regulations for Minimum Standards for
    Employee Pension Benefit Plans, 29 C.F.R. Part 2530, promulgated by the United States Department of Labor, as amended from time to time, or any successor
    regulations promulgated in lieu thereof.   Pursuant
    to 29 C.F.R. Section 2530.200b-3(e) (1) (iv) , in lieu of recording each Hour of Service, as defined in subsections (b)-(g) below, an Employee shall be






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credited with 190 Hours of Service for each month for
which he would otherwise be required to be credited with at least one such Hour of Service, as defined below.

              (b)  Each hour for which an Employee is
paid, or entitled to payment, for the performance of duties for the Employer during the applicable period.

              (c)  Each hour for which an Employee is
paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence.
Notwithstanding the preceding sentence:

                   (i)  No more than 501 Hours of
    Service shall be credited to an Employee on account of any single continuous period during which the Employee performs no duties;






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                   (ii)  An hour for which an Employee
    is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and

                   (iii)  An hour shall not be credited
    for a payment which solely reimburses an Employee for medical or medically-related expenses incurred by the Employee.

        (d)  During a period of Authorized Absence,
each hour for which an Employee would normally have been directly or indirectly paid, or entitled to payment, by the Employer for the performance of duties had the Employee performed duties during such period in accordance with his most recent normal work schedule prior to the Absence. Such hours shall be credited to the Employee for the period in which the duties would have been performed. For purposes of this subsection (d) , "Authorized Absence" shall mean






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    absence authorized by the Employer without loss of
    employment status, including leave of absence for military or governmental service, for which no compensation is paid by the Employer.

              (e)  Each hour for which back pay,
    irrespective of mitigation of damages, is either awarded or agreed to by the Employer.

              (f)  Each hour for which an Employee is
    required to be given credit for an Hour of Service under any Federal law other than ERISA. The nature and extent of any such hours shall be determined under any such law.

              (g)  In the sole discretion of the Board
    of Directors, hours in respect of service with any corporation which shall be merged into or shall be consolidated with an Employer or all or substantially all of the assets of which shall have been acquired by an Employer.

         1.14 "Internal Revenue Code" shall mean the
Internal Revenue Code of 1954, as it may be amended from time to time, or any successor revenue code which may hereafter be adopted in lieu thereof, and references






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herein to any specific provision of the Internal Revenue
Code shall be deemed also to refer to the corresponding provision of the Internal Revenue Code as it may hereafter be so amended or replaced.

         1.15  "Matching Employee Contributions" shall
mean for any Year the aggregate of the Employee
Contributions for such Year which qualify to be matched by Company Contributions under Tax Reduction Act Section
301(e).

         1.16 "Participant" shall mean any Employee of the Company or a Participating Company who has become a Participant in the Plan in accordance with Section 2.

         1.17 "Participating Company" shall mean any corporation (other than the Company) which for any Year qualifies to file a consolidated Federal income tax return with the Company, provided that such corporation shall be designated by the Board of Directors as a Participating Company for the purposes of the Plan and that the board of directors of such corporation shall adopt the Plan and Trust Agreement. Any Participating
Company shall cease to be a Participating Company under the Plan upon the joint action of the Board of Directors






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and the board of directors of such Participating Company.

         1.18  "Plan" shall mean this Employee Stock
Ownership Plan of American Petrofina, Incorporated, as amended from time to time.

        1.19  "Shares" shall mean collectively the
Company's Class A and Class B common stock, such common stock being referred to herein as "Class A Shares" and "Class B Shares", respectively.

         1.20  "Tax Reduction Act" shall mean the Tax
Reduction Act of 1975, as it (or the provisions of the United States Code in which it appears) may be amended from time to time, or any successor legislation adopted in lieu thereof, and references herein to any specific provision of the Tax Reduction Act shall be deemed also to refer to any specific provision of the Tax Reduction
Act as it may be hereafter so amended or replaced.

         1.21 "Trust Agreement" shall mean the agreement and declaration of trust entered into in accordance with
Section 10.






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         1.22  "Trust Fund" shall mean the fund held by
the Trustee under the Trust Agreement in accordance with
Section 10.

         1.23  "Trustee" shall mean the trustee or
trustees under the Trust Agreement entered into in accordance with Section 10.

         1.24  "Year" shall mean a calendar year.  The
Plan Year shall be the calendar year.

         1.25 Year of Service" shall mean the 12-consecutive-month period, commencing on the date an Employee first performs an Hour of Service, in which the Employee completes at least 1,000 Hours of Service. In the case of an Employee who has terminated employment prior to becoming a Participant, "Year of Service" also shall mean the 12-consecutive-month period, commencing on the date on which such Employee first performs an Hour of Service upon returning to employment following his most recent termination of employment, in which the Employee completes at least 1,000 Hours of Service. If an Employee fails to complete at least 1,000 Hours of Service in any 12-consecutive-month period described in either of the two preceding sentences, "Year of Service"






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shall mean any Year in which the Employee completes at
least 1,000 Hours of Service.

         1.26 Except as the context otherwise requires, the masculine pronoun shall include the feminine.

SECTION 2.    Participation.

         2.1  Eligibility for Participation.  Each
Employee of the Company or a Participating Company shall become a Participant on January 1, 1976 if he had completed at least one Year of Service on that date. Any other Employee of the Company or a Participating Company shall become a Participant on the first day of any month coincident with or next following his completing one Year of Service.

         2.2 Loss of Participation. A Participant shall cease participation as of the date he terminates employment with the Company or a Participating Company or as of the first day of any Year in which he incurs a Break in Service.

         2.3  Return to Participation.  A former
Participant who has terminated employment but has not incurred a Break in Service shall again become a






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Participant as of the date he is re-employed by the
Company or a Participating Company. A former Participant who has incurred a Break in Service (whether or not he has terminated employment) shall again become a Participant as of the first day of any Year following such Break in Service in which he completes at least
1,000 Hours of Service.

SECTION 3.    Company Contributions, Employee
              Contributions and Investment Credit
              Recapture.


         3.1 Company Contributions. (a) For each Year, commencing with 1976, the Company and each Participating
Company shall contribute, in such proportions as such companies shall together agree, to the Trust Fund cash or Shares of an aggregate value equal to the additional investment credit determined under Internal Revenue Code
Section 46(a) (2) (B) , if any, with respect to the aggregate qualified investment of the Company and all Participating Companies, as determined under Internal
Revenue Code Sections 46(c) and 46(d) (the "Company
Contribution").  To the extent that a Company
Contribution is in cash, such cash shall be used by the Trustee to purchase Class A or Class B Shares as soon as reasonably practicable following receipt thereof by the

Trustee. Except as provided in Section 3.5, no other contributions to the Trust Fund shall be required or permitted.

         (b) Class A Shares and Class B Shares directly attributable to Company Contributions, as defined in
Section 3.1(a) above, shall be acquired by the Trust Fund in a ratio substantially equal to the proportion that the value of all outstanding Class A Shares, as determined in Section 3.3 below, bears to the value of all outstanding Class B Shares, in both cases excluding all such Shares held by the Trust Fund. For this purpose, Class B Shares shall be valued at the same value as the same number of Class A Shares.

         3.2  Time of Company Contributions.  Company
Contributions in cash and in Shares and Shares purchased by the Trustee using Company Contributions in cash shall be transferred to the Trust Fund prior to or as soon as reasonably practicable following the due date (including extensions) for filing the Company's Federal income tax return for the Year for which the Company Contributions are made; provided, that if any additional investment credit of the Company or any Participating Company, determined under Internal Revenue Code Section

46(a)(2)(B), exceeds the limitations on allowable tax credits of Internal Revenue Code Section 46(a)(3), then

              (i)  that portion of the Shares allocable
    to investment credit carrybacks of such excess credit shall be transferred to the Trust Fund within the time prescribed in Section 3.2 above for the Company
    Contribution for the unused credit year, as defined in Internal Revenue Code Section 46(b), and

              (ii) that portion of Shares allocable to investment credit carryovers of such excess credit shall be transferred to the Trust Fund within the time prescribed in Section 3.2 above for the Year to which such portion is carried over.

         3.3  Valuation of Share Contributions.  For
purposes of Section 3.1 above, Company Contributions in Shares shall be valued (i) by taking the average of closing sale prices of the Class A Shares, as reported by the composite tape for securities listed on the American Stock Exchange, Inc., for the 20 consecutive trading days immediately preceding the date on which the Company's Federal income tax return is filed for the Year with respect to which such Company Contributions are made, or (ii) in the case of Class B Shares, not listed on a national exchange, at the value, as determined in
(i) above, of the same number of Class A Shares.

         3.4  Initial Plan Qualification.
Notwithstanding anything contained herein to the contrary, if an application for a determination that the Plan satisfies the requirements of Sections 301(d) and 301(e) of the Tax Reduction Act and Internal Revenue Code
Section 401(a) is filed with the Internal Revenue Service not later than 90 days following the date on which the Company's tax credit under Internal Revenue Code Section
38 for 1976 with respect to the Plan is allowed, and if such determination is not issued, then all Company
Contributions made to the Trust Fund may be returned to the Company and the Participating Companies within 12 months after the date on which the Internal Revenue
Service issues notice to the Company that the Plan does not satisfy the foregoing requirements or otherwise advises the Company that it refuses to issue a favorable determination.






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         3.5  Employee Contributions.  (a) For each
Year, commencing with 1977, each Participant may elect to make voluntary Employee Contributions in cash to the Trust Fund in an amount not less than 2% nor more than 10% of the Participant's Compensation for the Year;
provided, that such Participant must designate in writing that his Employee Contributions for that Year shall be available as Matching Employee Contributions. Such
Employee Contributions shall be made by payroll deductions or such other means as the Committee may prescribe. Employee Contributions shall be accumulated and held by the Company, without interest, and shall be transferred to the Trust Fund at the end of each quarter of the Year.

         (b) Employee Contributions shall be used by the Trustee to purchase Shares as soon as reasonably practicable following the date on which such Employee
Contributions are received by the Trustee.  Class A
Shares and Class B Shares so purchased shall be acquired by the Trustee in a ratio, at the date of any acquisition of such Shares, substantially equal to the proportion that the fair market value of all outstanding Class A
Shares bears to the fair market value of all outstanding

Class B Shares, in both cases excluding all such Shares held by the Trust Fund. For this purpose, Class B Shares shall be valued at the same fair market value as the same number of Class A Shares.

         3.6  Additional Investment Credit Recapture.
(a) Except as otherwise provided in Section 3.6(b) (iii) below, if the amount of any additional investment credit determined under Internal Revenue Code Section
46(a)(2)(B) is recaptured or redetermined in accordance with the provisions of said Internal Revenue Code, then the Company Contributions attributable thereto which have been transferred to the Trust Fund shall remain in the Trust Fund and shall continue to be allocated to Participants in the Plan.

         (b)  If any such credit is so recaptured, then:

              (i)   the Company or any Participating
    Company may reduce the amount of its Company
    Contribution for the Year in which recapture occurs or any succeeding Years by the portion of the amount so recaptured which is attributable to its respective
    Company Contributions to the Trust Fund, or

              (ii) the Company or any Participating
    Company may deduct said portion for Federal income tax purposes, subject to the limitations of Internal Revenue
    Code Section 404, or

              (iii) the Company or any Participating
    Company may withdraw from the Trust Fund an amount attributable to Company Contributions which is not in excess of such portion which is recaptured, on condition that (A) while subject to withdrawal because of recapture, such amounts are segregated from other Trust Fund assets, and (B) separate accounts are maintained for Participants on whose behalf said amounts have been allocated. For this purpose, Shares to be withdrawn from the Trust Fund shall be valued at their fair market value at the date of withdrawal. Shares, dividends and other assets in the Trust Fund attributable to Employee
    Contributions may not be withdrawn under this Section
    3.6(b)(iii).

         (c) If the amount of the credit claimed by the Company or a Participating Company for any Year under Internal Revenue Code Section 38 is reduced because of a final redetermination of Federal income tax and Company

Contributions were made for such Year, then either:

               (i)  the Company or any Participating
    Company may reduce the amount of its Company
    Contribution for the Year in which such
    redetermination becomes final or any succeeding Year by the portion of the amount of such reduction in the credit or increase in tax which is attributable to such Company Contributions, or

              (ii)  the Company or any Participating
    Company may deduct such portion for Federal income tax purposes, subject to the limitations of Internal
    Revenue Code Section 404.

SECTION 4.    Allocation of Shares to Participants.


         4.1 Proportionate Allocation. (a) All Shares directly attributable to Company Contributions which may be made without regard to any Matching Employee
Contributions for any Year, as determined under Internal
Revenue Code Section 46(a)(2)(B)(i), shall be allocated
(to the nearest 1/100 of a Share) as of the end of such Year to the account of each Participant who completed at least 1,000 Hours of Service while a Participant during such Year in an amount which bears substantially the same proportion to the amount of all such Shares allocated for such Year to all Participants as the amount of such Participant's Compensation while a Participant for the Year (not in excess of $100,000) bears to the Compensation paid to all such Participants, while
Participants, during that Year (disregarding each Participant's Compensation in excess of $100,000).

         (b)  All Shares directly attributable to Company
Contributions which may be made only to match Matching
Employee Contributions for the Year, as determined under Internal Revenue Code Section 46(a)(2)(B)(ii), shall be allocated as of the end of such Year to the account of each Participant in an amount equal to such Participant's share of the Matching Employee Contributions to the Trust
Fund for such Year.

         (c)  All Shares purchased with Employee
Contributions shall be allocated, as soon as reasonably practicable after they are purchased by the Trustee, to the accounts of the Participants who made such Employee
Contributions.

         (d) All Class A Shares and Class B Shares allocated to Participants' accounts under this Section
4.1 shall be so allocated in the ratio, at the date of acquisition of such Shares by the Trustee, as set forth in Section 3.5(b) above.

         4.2  Limitations on Allocations.  (a) The total
"annual addition", as defined below, allocated to any Participant's account during any Year shall not exceed the lesser of:

              (i)   the sum of (A) $26,825, adjusted for
    each Year to take into account any cost-of-living increase provided for that Year under Section 415(d) of the Internal Revenue Code, plus (B) the lesser of $26,825, as so adjusted, or the amount of the Company
    Contributions for the Year, or

              (ii)  25% of the Participant's Compensation
    for the preceding Year.

For purposes of this Section 4.2, the "annual addition" for any Year shall mean the sum of (1) the value of Shares directly attributable to Company Contributions and
(2) the lesser of (A) the amount of the Participant's
Employee Contributions for the Year in excess of 6% of his Compensation for such Year or (B) one-half of his Employee Contributions for such Year.

         (b)  For purposes of the computation of the
limitation in Section 4.2(a) above, the amount referred to in Section 4.2(a)(i)(B) above shall be deemed to be zero if more than one-third of the Shares directly attributable to Company Contributions for that Year are allocated to the group of Participants consisting of officers of the Company, shareholders owning more than 10% of the Company's Shares (determined under Internal
Revenue Code Section 415(c)(6)(a)(iv)) and Participants whose Compensation for the Year exceeds an amount equal to twice $26,825, adjusted as described above.

         (c) Notwithstanding the foregoing, in any case in which an individual is a Participant in the Plan and a participant in a defined benefit plan maintained by the Company or a Participating Company, the sum of such individual's "defined benefit plan fraction" and his "defined contribution plan fraction" for any Year, as defined in Internal Revenue Code Section 415(e), may not exceed 1.4. The otherwise permissible "annual additions" to any such Participant under the Plan may be reduced to the extent necessary, as determined by the Committee, to prevent disqualification of the Plan, or of any other tax-qualified plan of deferred compensation maintained by the Company or a Participating Company in which such Participant is a member, under the 1.4 limitation imposed by Internal Revenue Code Section 415(e). The Committee shall advise affected Participants of any additional limitation on "annual additions" required by the preceding sentences.

         4.3 Reallocation of Shares. To the extent that any Shares directly attributable to Company Contributions cannot be allocated for any Year to a Participant's account because of the limitations contained in Section
4.2 above, such Shares shall be proportionately reallocated for that Year under Section 4.1 to the accounts of other Participants. If the amount of such Shares for any Year exceeds the amount which can be allocated under Section 4.2 and this Section 4.3 for that Year, such Shares shall be held in an unallocated account in the Trust Fund and shall be allocated proportionately under Section 4.1 for the next following Year.

SECTION 5.  Dividends.

         5.1 Reinvestment of Dividends. Except as may otherwise be directed by the Committee or otherwise be provided in the Plan, all dividends paid on Shares held in the Trust Fund shall be used by the Trustee to purchase Class A Shares. Such additional Class A Shares purchased with dividends on Shares allocated to a Participant's account shall be allocated to such Participant in the same proportion as the number of Shares (including fractional Shares) which were credited to such Participant's account immediately prior to the record date of the dividend bears to the total number of Shares (including fractional Shares) then credited to all such accounts. Except as provided in Section 9.1(a) below, additional Class A Shares purchased with dividends and allocated to a Participant's account shall be distributed from such account at the same time and manner as are the Shares with respect to which said dividends were allocated. Such additional Class A Shares purchased with dividends on Shares not allocated to a Participant's account shall be held with such unallocated Shares and allocated or otherwise distributed or withdrawn from the Trust Fund at the same time and manner as are said

Shares.

SECTION 6.    Voting Rights.

         6.1 Voting by Participants. Each Participant shall be entitled to direct the Trustee as to the manner in which any rights--including but not limited to voting rights, subscription rights and conversion privileges--with respect to any Shares allocated to such Participant's account are to be exercised. For this purpose, the Committee shall notify each Participant of each annual or special meeting of the shareholders of the Company and of any other occasion for the exercise of voting or other rights by such shareholders not later than the date, prior to such meeting or other occasion, on which the Company so notifies its other shareholders. The notification shall include a copy of any proxy solicitation material and any other information which the Company distributes to shareholders regarding the exercise of voting or other rights, together with a form requesting instructions to the Trustee as to how the Participant's rights are to be exercised. The Committee shall tabulate and certify to the Trustee the instructions received, and the Trustee shall vote or otherwise exercise rights with respect to Shares as instructed. The Trustee shall not vote or otherwise exercise rights with respect to any Shares as to which no instructions from Participants have been duly received and certified.

SECTION 7.    Expenses.


         7.1 In General. Except as otherwise provided below, all expenses of establishing and administering the Plan and Trust Fund shall be paid by the Company.

         7.2  Expenses of Establishment.  As
reimbursement for the expenses of establishing the Plan, the Company may withhold from the amount of the total
Company Contribution for 1976 so much of the amounts paid or incurred in connection with the establishment of the Plan as does not exceed the sum of (i) 10% of the first
$100,000 of such Company Contribution for 1976 and (ii)
5% of any amount in excess of such first $100,000;
provided, that such withholding shall not reduce the additional investment credit to which the Company would otherwise be entitled under Internal Revenue Code Section
46(a)(2)(B).

         7.3  Expenses of Administration.   As
reimbursement for the expenses of administering the Plan, the Company may withhold from the amount of the total
Company Contribution for any Year so much of the amounts paid or incurred during said Year, as expenses of administering the Plan as does not exceed the smaller of
(i) the sum of 10% of the first $100,000 and 5% of any amount in excess of $100,000 of the income from dividends paid to the Plan with respect to Shares during said Year or (ii) $100,000; provided, that such withholding shall not reduce the additional investment credit to which the Company would otherwise be entitled under Internal
Revenue Code Section 46(a)(2)(B).

         7.4  Payment by Trust Fund.  In lieu of
withholding amounts from the Company Contributions, as specified in Sections 7.2 and 7.3 above, the Committee may direct that said specified amounts shall instead be paid in whole or in part directly from the Trust Fund, other than from Shares purchased with Employee
Contributions.

SECTION 8.    Vesting.

         8.1 Full Vesting. Each Participant shall at all times have a nonforfeitable right to all Shares or other assets allocated or credited to his account, except to the extent that Shares or other assets may be withdrawn from the Trust Fund as provided in Sections
3.6(b)(iii) or 7.4.

SECTION 9.    Distributions from the Trust Fund.

         9.1  Withdrawals in Respect of Company
Contributions and Dividends on Shares.  (a) Once each
Year, each Participant may irrevocably elect in writing to withdraw from the Trust Fund all or any whole number of:

             (i) those Shares transferred to the Trust
    Fund as Company Contributions or purchased with Company Contributions in cash, which, as of December
    31 of such Year, have been allocated to and have remained in the Participant's account for a period of at least 84 months after the month in which such Shares were allocated to his account, and

         (ii) those Shares which were purchased with cash dividends or constitute dividends in Shares on Shares
    (whether derived from Company Contributions   or Employee
    Contributions) and which have been allocated to his account as of December 31 of such Year;

    provided, that such election shall be made prior to December 1 in the election Year. Shares referred to in
    (i) above shall be eligible for the election to withdraw only in the Year in which they first satisfy said 84-month requirement, and Shares referred to in (ii) above shall be eligible for the election to withdraw only in the Year in which they first were allocated to the Participant's account.

         (b) Shares which a Participant has elected to withdraw pursuant to Section 9.1(a) above shall be distributed to him in a single distribution as soon as reasonably practicable in the Year following the Year in which the election is made.

         9.2  Withdrawals in Respect of Employee
Contributions.   Each Participant may at any time elect
in writing to withdraw from his account in the Trust Fund as of the last day of the next June or December following the month in which such election is made all or any whole number of those Shares which were purchased with his Employee Contributions; provided, that Shares purchased with Matching Employee Contributions may be withdrawn only after such Shares have been allocated to and have remained in the Participant's account for a period of at least 84 months after the month in which such Shares were originally so allocated. Such Shares shall be distributed as soon as reasonably practicable following such June or December, as the case may be.

         9.3   Distribution Upon Termination of
Employment. Shares allocated to a Participant's account which such Participant has not elected to withdraw under Sections 9.1 or 9.2 above shall be distributed to him commencing as soon as reasonably practicable after he terminates employment for any reason, other than death, either (i) in a single distribution or (ii) in not more than 10 equal annual installments, at the Participant's election. Such election shall be made in writing at any time prior to the Participant's date of termination of employment, and any such election may be revoked and another election made at any time prior to such date.

If no election is in effect at the date of termination of employment, distribution shall be in a single distribution.

         9.4 Distribution Upon Death. Upon the death of any Participant to whose account any Shares remain credited at the date of death, such remaining Shares shall be distributed to his beneficiary or beneficiaries designated pursuant to Section 13.2 commencing as soon as reasonably practicable after the date of death, either
(i) in a single distribution or (ii) in not more than 10 equal annual installments, at the Participant's election.
Such election shall be made in writing at any time prior to death, and any such election may be revoked and another election made at any time prior to death. If no election is in effect at the date of death, such Shares shall be distributed as soon as practicable thereafter to the Participant's designated beneficiary or beneficiaries in a single distribution. If no beneficiary is designated at the date of death, such Shares shall be distributed as soon as practicable thereafter to the Participant's estate in a single distribution.

         9.5  Fractional Shares.  In lieu of any
fractional Shares distributable under this Section 9, the Trustee shall distribute cash equal to the fair market value of such fractional Shares, determined as of the date of distribution.

         9.6  Time of Final Distribution.  Except as a
Participant may otherwise elect in writing pursuant to the terms of the Plan, no distribution shall commence later than 60 days after the close of the Year in which the Participant terminates employment for any reason;
provided, that in the case of a Participant who terminates employment prior to allocation to his account of any Shares to which he is entitled under the provisions of Section 4, such Shares shall be distributed to him as soon as practicable after allocation is completed.

         9.7  Disability and Hardship Distributions.  (a)
In case of disability, a Participant may apply in writing to the Committee at any time for the immediate distribution of all or any whole number of Shares not otherwise distributable from the Trust Fund.

         (b) In case of hardship, a Participant or any beneficiary designated by a deceased Participant may so apply for the immediate distribution of all or any whole number of such Shares, not otherwise distributable from the Trust Fund, except that no Shares contributed to the Trust Fund as Company Contributions or purchased with Company Contributions in cash shall be distributable to any Participant or designated beneficiary on account of hardship unless such Shares have been allocated to and have remained in the Participant's account for at least the 84-month period specified in Section 9.1(a)(i) above.

         (c)  Subject to the sole discretion of the
Committee and to the limitations in (b) above, there may be distributed to such Participant or designated beneficiary referred to in (a) or (b) above such number of Shares in the Participant's account as the Committee may determine is necessary to alleviate the burdens of such disability or of such hardship. In making such a determination the Committee shall use its best efforts to follow uniform and nondiscriminatory practices, and its determination shall be final and binding. For the purposes of this Section 9.7, (i) disability shall mean incapacity (whether temporary or permanent) from gainful employment and (ii) hardship shall mean a need for financial assistance in meeting obligations incurred or to be incurred by a Participant or designated beneficiary for his health or welfare or for the health or welfare of members of his immediate family.

         9.8   Special Conditions on Class B Shares.
Prior to any distribution of Class B Shares from the Trust Fund, the Participant or the designated beneficiary or beneficiaries of a deceased Participant, as the case may be, shall instruct the Trustee in writing either to "put" such Class B Shares to the Company for cash or to exchange such Shares with the Company for Class A Shares on a Share-for-Share basis. If the "put" is elected, the value of the Class B Shares shall be deemed to be equal to the fair market value of the same number of Class A
Shares, determined by taking the average of closing sale prices of the Class A Shares, as reported-by the composite tape for securities listed on the American
Stock Exchange, Inc., for the 20 consecutive trading days immediately preceding the date on which such "put" is exercised. Following such "put" or exchange, as the case may be, the Trustee shall distribute the assets in the Participant's account in accordance with the terms of the

Plan.

          9.9  Special Condition on Class A Shares.  Class
A Shares held in the Trust Fund may be sold by the Trustee, in order to obtain cash or otherwise, only to the Company.

SECTION 10.    The Trust Fund.


         10.1  The Trust Agreement.  The Company shall
enter into a Trust Agreement which shall contain such provisions as shall render it impossible for any part of the corpus of the trust or income therefrom to be at any time used for, or diverted to, purposes other than for the exclusive benefit of Participants, except as provided in Sections 3.6(b)(iii) or 7.4. Any or all rights or benefits accruing to any person under the Plan with respect to any Company Contributions and Employee
Contributions deposited under the Trust Agreement shall be subject to all the terms and provisions of the Trust
Agreement.

         10.2  Management of Trust Fund.  The Trustee
shall have exclusive authority to manage and control the assets of the Trust Fund, except as otherwise provided herein.

         10.3 Investment of Trust Fund. The Trustee is hereby directed to invest the assets of the Trust Fund exclusively in Shares. While it is intended that the Trust Fund be invested exclusively in Shares, the Trustee is empowered to invest such cash as it may from time to time receive in any form of liquid investment earning interest, whether or not authorized by law for the investment of trust funds and including investment through the medium of any common, collective, or commingled trust fund maintained by the Trustee which is qualified under Sections 401(a) and 501(a) of the Internal Revenue Code and the investments of which consist of interest-bearing liquid investments, pending application thereof to the purchase of Shares.

SECTION 11.   Committee of Administration.


         11.1  In General.


              (a) The general administration of the Plan shall be placed in a Committee, the members of which shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.
    The Committee shall consist of not less than five persons all of whom shall be directors or officers or both or other employees of the Company or a Participating Company.

              (b) The Committee shall be the Plan's
    "named fiduciary", as such term is defined in ERISA
    Section 3(21).

              (c) The Committee shall be the Plan's
    "administrator", as such term is defined in ERISA
    Section 3(16).

              (d) Every member of the Committee and each person to whom Fiduciary Responsibilities are delegated under Section 11.4 shall be bonded if and as required by ERISA Section 412.

         11.2 Quorum; Vote Required. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority of those present at any such meeting or may be by consent in writing of a majority of the Committee without a meeting.

         11.3  Rules and Regulations.  Subject to the
limitations set forth in the Plan, the Committee may from time to time establish uniform and nondiscriminatory rules and regulations for the transaction of its business and for the administration of the Plan.

         11.4  Procedure and Performance of Fiduciary
Duties.


              (a) The members of the Committee shall
    elect one of their number as Chairman and shall elect a Secretary who may, but need not, be a member of the Committee; may appoint from their number such committees with such powers as they shall determine;
    may authorize one or more of their number or any agent to execute or deliver any instrument in their behalf, and may employ such counsel and agents as they may require in carrying out the provisions of the Plan.

              (b) The Fiduciary Responsibilities of the
    Committee may be allocated among its members or delegated to persons who are not members of the Committee; provided, however, that in order to be effective such allocation or delegation of duties must (i) be made by a resolution of the Committee unanimously adopted by the members thereof present at a meeting of the Committee at which a quorum is present, (ii) be specifically accepted in writing by the person or persons to whom such duties are allocated or delegated and (iii) be approved by the Board of Directors. Upon an allocation or delegation of Fiduciary Responsibilities, the person or persons to whom such Fiduciary Responsibilities are allocated or delegated shall be solely responsible for the performance of such Fiduciary Responsibilities, and the other members of the Committee shall not in any respect be responsible for the performance of such Fiduciary Responsibilities, except as provided in the following sentences. The Committee shall, at least annually, review the performance of any person or persons to whom any Fiduciary Responsibility has been allocated or delegated. A review may be instigated at the request of any member of the Committee. In the event such review is satisfactory to the Committee, the Committee may by resolution, unanimously approved by the voting members, specifically approve the performance of such person during the past term and extend for an additional twelve-month period the allocation or delegation of Fiduciary Responsibilities to such person or persons.
    The Committee shall report to the Board of Directors any such resolution and the extension will be effective unless the Board of Directors disapproves it. In the event the Committee does not adopt an extension resolution, the allocation or delegation shall become immediately null and void and such Fiduciary Responsibilities shall revert immediately to the committee. The Committee shall perform its allocation and delegation functions in the same manner as it performs all of its other Fiduciary
    Responsibilities pursuant to paragraph (c) below.

              (c)  The Committee shall perform all of the
    Fiduciary Responsibilities with respect to the Plan except those Fiduciary Responsibilities which are allocated or delegated pursuant to paragraph (b) above and those Fiduciary Responsibilities which are to be performed by the Trustee pursuant to the Trust
    Agreement.

         11.5 Power to Interpret. The Committee shall have the exclusive right to interpret the Plan and to determine any question arising under or in connection with the administration of the Plan. Its decision or action in respect thereof shall be conclusive and binding upon all persons having an interest in the Trust Fund or under the Plan.

         11.6 Accounts. The Trustee shall cause to be maintained accounts showing transactions under the Plan and the interests of Participants and any beneficiary or beneficiaries. A separate account shall be maintained by the Trustee for each Participant and any beneficiary to which there shall be credited the Shares and other assets allocated to him, and to which there shall be charged the amount of any payments made with respect to his interest. At least annually the Trustee shall furnish to each Participant and any beneficiary having an interest in the Trust Fund a summary statement of the transactions of the Trust Fund since the date of the last previous statement so furnished and of his interest in the Trust Fund. Any such Participant or beneficiary who does not notify the Trustee as to any objection which he may have with respect to any such statement within 90 days after the date of distribution thereof shall be conclusively presumed to have approved the transactions reflected therein.

         11.7 Indemnification.  The Company will
indemnify and save harmless each member of the Committee and any other person to whom Fiduciary Responsibilities are allocated or delegated under Section 11.4(b) against any claim, cost, expense (including attorney's fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act as a member of the Committee, or as a delegate, except in the case of willful misconduct.

SECTION 12.   Amendment, Suspension and Termination;
              Merger, Consolidation and Transfer.


         12.1  Amendment.


               (a)  The provisions of the Plan may be
    amended at any time and from time to time by the Board of Directors (for the Company and for the other
    Participating Companies), but no such amendment shall have the effect of reinvesting in the Company or any Participating Company any part of the Trust Fund or of diverting any part of the Trust Fund to any purpose other than for the exclusive benefit of the Participants or, subject to Section 12.1(b), of reducing any interest of any Participant in the Trust
    Fund which has accrued prior to any such amendment or increasing the eligibility of officers with respect to allocation of Company Contributions under the Plan. Without limiting the generality of the foregoing, any such amendment relating to the manner of determining the amount of the Company
    Contributions may be made applicable to the computation of such contribution for the entire Year in which the amendment is adopted by the Board of Directors, irrespective of the date on which such amendment is adopted.

              (b)  Notwithstanding anything to the
    contrary herein contained, the Board of Directors may make any and all changes or modifications
    (retroactively, if necessary) which in the opinion of the Board of Directors are necessary or advisable in order to comply with the provisions of the Internal Revenue Code, ERISA, the Tax Reduction Act or any other applicable law or regulation pertaining to employee stock ownership plans.

         12.2 Suspension and Termination. The Company reserves the right, by action of the Board of Directors prior to the timely filing of the Company's Federal income tax return for any Year, to suspend the operation of the Plan by omitting all Company Contributions for such Year. In the event the operation of the Plan is so suspended for any Year or Years all the provisions of the Plan and Trust Agreement, other than those relating to Company Contributions for such Year or Years, shall continue in effect. The Company further reserves the right, by action of its Board of Directors, to terminate the Plan either completely or partially, or to discontinue completely Company Contributions thereto, at any time, but no such action may be made effective as of a prior Year. In the event of any such termination, partial termination or complete discontinuance of Company
Contributions, the Board of Directors may either continue the Trust Agreement in effect with respect to contributions theretofore made or terminate the Trust
Agreement as well as the Plan. If the Trust Agreement is terminated, the assets of the Trust Fund shall be distributed among the Participants (with the interest of any Participant who has died being distributed to his designated beneficiary or beneficiaries) in proportion to the respective interests in the Trust Fund of such Participants; provided, that any Participant or designated beneficiary having an interest in the Trust
Fund may request the Trustee in writing to convert said interest entirely into cash prior to distribution thereof and the Trustee shall comply with such requests, on a uniform and non-discriminatory basis among such Participants and designated beneficiaries, to the extent practicable, as determined by the Trustee. In the event of any such termination or partial termination of the Plan, or complete discontinuance of Company Contributions thereto, all Participants' interests in the Trust Fund shall be 100% nonforfeitable, except to the extent that Shares or other assets may be withdrawn from the Trust
Fund as provided in Sections 3.6(b)(iii) or 7.4.

         12.3 Merger, Consolidation or Transfer. In the event of any merger or consolidation with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to, any other trust plan (the "New Plan") of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this

Plan, the assets and liabilities of the Trust Fund applicable to such Participants shall be transferred to the New Plan only if:

              (i)    Each such Participant would receive
    a benefit immediately after the merger, consolidation or transfer (if the New Plan had then terminated) which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

              (ii)   Resolutions of the Board of Directors
    (for the Company and for the Participating
    Companies), or of the board of directors of any new or successor employer of the affected Participants, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected
    Participants, its resolutions shall include an assumption of liabilities with respect to such Participants' inclusion in the New Plan; and

              (iii)  The New Plan and Trust, if any, are
    qualified under Sections 401 and 501 of the Internal
    Revenue Code.

SECTION 13.   Miscellaneous.

         13.1 Benefits Payable from Trust Fund. All persons with any interest in the Trust Fund shall look solely to the Trust Fund for any payments with respect to such interest.

         13.2  Designation of Beneficiary.  Each
Participant may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiaries with the Secretary of the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such Participant.

         13.3 Elections. Elections hereunder shall be made by a Participant in writing by the completion and delivery to the Secretary of the Committee of forms prescribed by the Committee for such purposes, within the time limits set forth hereunder with respect to each such election or, if no time limit is set forth, as may be established by the Committee.

         13.4 No Right to Continued Employment. Neither the establishment of the Plan nor the payment of any benefits thereunder nor any action of the Company, any Participating Company, the Board of Directors or the board of directors of any Participating Company, the Committee or the Trustee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Company or any Participating
Company, and the Company and each Participating Company expressly reserves the right to discharge any employee whenever the interest of any such company in its sole judgment may so require without liability to the Company, any Participating Company, the Board of Directors or the board of directors of any Participating Company, the Committee or the Trustee except as to any rights which may be conferred upon such employee under the Plan with respect to his interest in the Trust Fund.

         13.5  Inalienability of Benefits and Interests.
No benefit payable under the Plan or interest in the Trust Fund shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant or beneficiary. If any Participant or beneficiary shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit payable under the Plan or interest in the Trust Fund, then, to the extent permitted by law, the Committee in its discretion may hold or apply such benefit or interest or any part thereof to or for the benefit of such Participant, or his beneficiary, his spouse, children, blood relatives, or other dependents, or any of them, in such manner and in such proportions as the Committee may consider proper. Notwithstanding the foregoing, any Participant may direct that benefits payable pursuant to Section 9 from the Trust Fund shall be paid to the trustee of a trust created by him for his own benefit or for the benefit of his immediate family.

         13.6 Payments Due Infants or Incompetents. If any person to whom a benefit is payable hereunder is an infant, or if the Committee determines that any person to whom a benefit is payable is incapable by reason of physical or mental disability of taking care of his own affairs, the Committee shall have power to cause the payments becoming due to such person to be made to another for his benefit without responsibility of the Committee or the Trustee to see to the application of such payments. Payments made pursuant to such power shall operate as a complete discharge of the obligation of the Company, any Participating Company, the Trust
Fund, the Trustee and the Committee to make such payments.

         13.7  Payments for Exclusive Benefits of
Participants. Payments of benefits in respect of the interest of a Participant under the Plan to any person other than such Participant in accordance with the provisions of the Plan shall be deemed to be for the exclusive benefit of such Participant.

         13.8 Procedure for Denial of Claims. Subject to such regulations as may be prescribed by the Secretary of Labor, the Committee shall provide written notice to any Participant or surviving beneficiary whose claim for benefits under the Plan has been denied, setting forth the specific reasons for such denial. The Committee shall afford a reasonable opportunity to any such person whose claim for benefits has been denied for a full and fair review by the Committee of the decision denying the claim.

         13.9 Profit Sharing or Bonus Payments Outside of the Plan. The adoption of the Plan shall not be construed as limiting the authority of the Board of Directors to pay bonuses to, and to establish from time to time, and to amend or discontinue, profit sharing, stock bonus or other supplemental compensation plans for, persons employed by the Company or by any branch thereof or by any affiliate of the Company who are not eligible to participate in the Plan and to pay bonuses or other supplemental compensation to Participants in addition to any amounts allocated to them hereunder if deemed advisable by the Board of Directors.

         13.10  Agent for Service of Process.  The
Secretary of the Company shall be the Plan's designated agent for service of legal process.

         13.11 Texas Law to Govern. This Plan shall be construed and enforced in accordance with the laws of the State of Texas and applicable Federal law.

          AMENDMENT NO. 1 TO THE EMPLOYEE STOCK
    OWNERSHIP PLAN OF AMERICAN PETROFINA, INCORPORATED



     Pursuant to the provisions of Section 12.1 thereof, the Employee Stock Ownership Plan of American Petrofina,
Incorporated (the Plan) is hereby amended in the following respects only:

    FIRST:Section 3.4 of the Plan is hereby amended by restatement in its entirety to read as follows:

           "3.4 Initial Plan Qualification.
    Notwithstanding anything contained herein to the contrary, if an application for an initial determination that the Plan satisfies the requirements of Sections
    301(d) and 3O1(e) of the Tax Reduction Act and
    Internal Revenue Code Section 401(a) is filed with the Internal Revenue Service not later than 90 days following the date on which the Company's tax credit under Internal Revenue Code Section 38 for 1976 with respect to the Plan is allowed, and if such an initial determination is not issued, then all Company Contributions made to the Trust Fund may be returned to the Company and the Participating Companies within 12 months after the date on which the Internal Revenue Service issues notice to the Company that the Plan does not satisfy the foregoing requirements or otherwise advises the Company that it refuses to issue a favorable determination."

    SECOND: Section 4. 2(a)(i) of the Plan is hereby amended by restatement in its entirety to read as follows:

           "(i) the sum of (A) $26,825, adjusted by the Secretary or his delegate for each Year to take into account any cost-of-living increase provided for that Year under Section 415(d) of the Internal
    Revenue Code, plus (B) the lesser of $26,825, as so adjusted, or the amount of the Company
    Contributions for the Year, or"



                   EXHIBIT A

    THIRD: Section 4.3 of the Plan is hereby amended by adding at the end thereof the following sentence:

        "No gains or losses shall be allocated to Participants' accounts with respect to shares held in the unallocated account."

    FOURTH: Section 10 of the Plan is hereby amended by adding the following as a new paragraph 10.4:


           "10.4 Borrowing by Trustee. The Trustee
    may borrow funds on behalf of the Trust provided, however;

           (1) Such loan must be at a reasonable rate of interest;

           (2) Any collateral pledged to the creditor by the Trust Fund shall consist only of the assets purchased with the borrowed funds (although in addition to such collateral, the Company may guarantee repayment of the loan);

           (3) Under the terms of the loan, the creditor shall have no recourse against the Trust Fund except with respect to such collateral, contributions
    (other than contributions of Shares) from the Company which are made under a plan to make such contributions sufficient to meet the obligations of the Trust Fund under the loan, and earnings attributable to the investment of such securities;

           (4) The loan shall be repaid only from those amounts contributed by the Company to the Trust
    Fund and from amounts earned on trust investments;

           (5) The employer must contribute to the Trust
    Fund amounts sufficient to enable the Trust Fund to pay each installment of principal and interest on the loan on or before the date such installment is due, even if no tax benefit results from such contributions;




                        EXHIBIT A

         (6) Upon the payment of any portion of the balance due on the loan, the assets originally pledged as collateral for such portion shall be released from encumbrance and allocated to the accounts of the employees participating in the Plan during the year such portion is paid off in the manner provided in Section 4 above."

    FIFTH: Section 12.2 of the Plan is hereby amended by substituting the following sentence for the last sentence thereof:


        "In the event of termination or partial
    termination of the Plan, or complete discontinuance of Company Contributions thereto, all participants' interests in the Trust Fund shall be 100% nonforfeitable, except to the extent that Shares or other assets may be withdrawn from the Trust
    Fund as provided in Section 3.6(b)(iii) or 7.4."

























                   EXHIBIT A

                  AMENDMENT NO. 2 TO THE
              EMPLOYEE STOCK OWNERSHIP PLAN
           OF AMERICAN PETROFINA, INCORPORATED


     Pursuant to the provisions of Section 12.1 thereof, the Employee Stock Ownership Plan of American Petrofina,
Incorporated is hereby amended in the following respects only:

     FIRST: Section 1.15 is hereby amended by restatement in its entirety to read as follows:

          "1.15 `Matching Employee Contributions' shall mean for any Year the aggregate of the Employee Contributions for such Year which qualify to be matched by Company Contributions under Internal Revenue Code
     Section 48(n)."

     SECOND:  Sections 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6 are
hereby amended by restatement in their entirety to read as follows:

          "3.1   Company Contributions.  For each Year
     commencing after December 31, 1978, the Company and each Participating Company shall contribute, in such proportions as such companies shall together agree, to the Trust Fund cash or Class A Shares of an aggregate value equal to the additional investment credit, if any, claimed under Internal Revenue Code Section 46(a)(2)(A)(iii) with respect to the aggregate qualified investment of the Company and all Participating Companies, as determined under Internal Revenue Code Sections 46(c) and 46(d) (the "Company Contribution"). To the extent that a Company Contribution is in cash, such cash shall be used by the Trustee within 30 days of receipt to purchase Class A Shares. Except as provided in Section 3.5, no other contributions to the Trust Fund shall be required or permitted."

          "3.2  Time of Company Contributions.  Company
     Contributions in cash and in Class A Shares shall be transferred to the Trust Fund no later than 30 days





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     after the due date (including extensions) for filing
     the Company's Federal income tax return for the Year for which the Company Contributions are made;
     provided, that if any additional investment credit of the Company or any Participating Company determined under Internal Revenue Code Section 46(a)(2) exceeds the limitations on allowable tax credit under Internal
     Revenue Code Section 46(a)(3), then

              (i) that portion of the Company Contribution allocable to investment credit carrybacks of such excess credit shall be transferred to the Trust
     Fund within the time prescribed in Section 3.2 above for the Company Contribution for the unused credit year, as defined in Internal Revenue Code
     Section 46(b), and

              (ii) that portion of Company Contribution allocable to investment credit carryovers of such excess credit shall be transferred to the Trust
     Fund within the time prescribed in Section 3.2 above for the Year to which such portion is carried over."

         "3.3 Valuation of Share Contributions. For purposes of Section 3.1 above, Company Contributions in Class A Shares shall be valued by taking the average of closing sale prices of the Class A Shares, as reported by the composite tape for securities listed on the American Stock' Exchange, Inc., for the 20 consecutive trading days immediately preceding the date on which the Company's Federal income tax return is filed for the Year with respect to which such Company Contributions are made."

         "3.4 Initial Plan Qualification. Any provision of this Plan to the contrary notwithstanding, if an application for a determination that the Plan satisfies the requirements of Internal Revenue Code
     Section 409A is filed with the Internal Revenue
     Service not later than 90 days following the date on which the Company's 1979 tax credit under Section 38 of the Internal Revenue Code is claimed, and if such determination is not issued, then, no later than one year after the date on which the Internal Revenue
     Service issues notice to the Company that the Plan does not satisfy said requirements, all Company
     Contributions made to the Trust Fund





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     with respect to Years Commencing after December 31,
     1978, to the extent not previously distributed to Participants or beneficiaries, shall be returned to the Company and the Participating Companies by the Trustee at the direction of the Committee.

         "3.5 Employee Contributions. For each Year commencing after December 1, 1978, each Participant may elect to make voluntary Employee Contributions in cash to the Trust Fund in an amount not less than 2% nor more than 10% of the Participant's Compensation for the Year; provided, that such Participant must designate in writing that his Employee Contributions for that Year shall be available as Matching Employee Contributions. Such Employee Contributions shall be made by payroll deductions or such other means as the Committee may prescribe. Employee Contributions shall be accumulated and held by the Company, without interest, and shall be transferred to the Trust Fund at the end of each quarter of the Year. Employee Contributions shall be used by the Trustee as soon as reasonably practicable, but in no event later than 60 days after the due date (including extensions) for the filing of the Company's Federal income tax return for the Year for which said Employee Contributions were made, to purchase Class A Shares."

         "3. 6 Credit Recapture or Redetermination. If any amount of the credit claimed by the Company or a Participating Company for a prior Year under Internal
     Revenue Code Section 38 is recaptured under Internal
     Revenue Code Section 47, or if such credit is reduced because of a redetermination of Federal income tax for such prior Year which becomes final during the current
     Year, and Company Contributions were made to the Trust
     Fund for such prior Year, then the Company or Participating Company (i) may reduce the amount of its Company Contribution otherwise due the Plan for the current Year, or for any succeeding Year, by an amount equal to the portion of the amount so recaptured, or the portion of the amount of such reduction in the credit or increase in tax, which is attributable to its Company Contribution to the Trust Fund, or (ii) to the extent not taken in account under phase (i) above, may deduct an amount equal to such portion subject to the limitations of Internal Revenue Code Section 404."





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    THIRD:  Section 4.1 is hereby amended by restatement
in its entirety to read as follows:

         "4.1   Proportionate Allocation.  (a) All Class A
    Shares directly attributable to Company Contributions which may be made without regard to any Matching Employee Contributions for the Year, as determined under Internal Revenue Code Sections 46(a)(2) and
    48(n)(1)(A), shall be allocated (to the nearest 1/100 of a Share) as of the end of each such Year to the account of each Participant who completed at least
    1,000 Hours of Service while a Participant during such Year in an amount which bears substantially the same proportion to the amount of all such Shares allocated for such Year to all such Participants as the amount of such Participant's Compensation for that Year (not in excess of $100,000) bears to the Compensation paid to all such Participants during that Year
    (disregarding each Participant's Compensation in excess of $100,000)."

         "(b) All Class A Shares directly attributable to
    Company Contributions which may be made only to match
    Matching Employee Contributions for the Year, as determined under Internal Revenue Code Sections
    46(a)(2) and 48(n)(1)(B), shall be allocated as of the end of such Year to the account of each Participant eligible to share in the allocation under Section
    4.1(a) above, in an amount equal to such Participant's share of the Matching Employee Contributions to the Trust Fund for such Year."

         "(c) All Class A Shares purchased with Employee
    Contributions shall be allocated, as soon as reasonably Practicable after they are purchased by the Trustee, to the accounts of the Participants who made such Employee Contributions."

    FOURTH:   Effective with respect to allocations made
for Years commencing after December 31, 1979, Paragraph
(a) of Section 4.1 is hereby further amended by restatement in its entirety to read as follows:




                                      57
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        "(a) All Class A Shares directly attributable to
Company Contributions which may be made without regard to any Matching Employee Contributions for the Year, as determined under Internal Revenue Code Sections 46(a)(2) and 48(n)(1)(A), shall be allocated (to the nearest 1/100 of a Share) as of the end of each such Year to the account of each Participant who either was in the employ of the Company or a Participating Company on the last day of such Year, or whose employment with the Company or a Participating Company terminated during such Year by reason of death or by reason of retirement under the normal or early retirement or disability benefit provisions of the Pension Plan for Non-Represented Employees of American Petrofina, Incorporated and Certain Subsidiaries, in an amount which bears substantially the same proportion to the amount of all such Shares allocated for such Year to all such Participants as the amount of such Participant's Compensation for that Year (not in excess of $100,000) bears to the Compensation paid to all such Participants during that Year (disregarding each Participant's Compensation in excess of $100,000)."

    FIFTH:  The reference in Section 7.3 to "Internal
Revenue Code Section 46(a)(2)(B)" is hereby amended to make reference to "Internal Revenue Code Section
46(a)(2)(A)."

    SIXTH:  The reference in Section 8.1 to "Sections
3.6(b)(iii) or 7.4" is hereby amended to make reference to "Section 7.4."

    SEVENTH: Paragraph (a) of Section 9.1 is hereby amended by restatement in its entirety to read as follows:

         "(a) At any time prior to December 1 in each Year, a Participant may irrevocably elect in writing to withdraw from the Trust Fund all or any whole number of the Shares which, as of December 31 of such Year, have been allocated to and have remained in such Participant's account for a period of at least 84 months after the month in which such Shares were allocated to his account;
provided, however, that the Shares referred to in this
Section 9.1(a) shall be eligible for the election to withdraw only in the Year in which such Shares first satisfy said 84-month requirement."

    EIGHTH:   Section 9.7  is hereby amended by
restatement in its entirety to read as follows:

         "9.7   Disability and Hardship Distributions.  In
    case of disability, a Participant may apply in writing to the Committee at any time for the immediate distribution of all or any whole number of Shares not otherwise distributable from the Trust Fund. In case of hardship, any beneficiary designated by a deceased Participant may so apply for the immediate distribution of all or any whole number of Shares not otherwise distributable from the Trust Fund. Distributions pursuant to this Section 9.7 shall be made only to the extent that the Committee, in its absolute discretion, determines such to be necessary to alleviate the burdens of such disability or hardship. In making such determinations the Committee shall use its best efforts to follow uniform and nondiscriminatory practices, and its determinations shall be final and binding. For the purposes of this
    Section 9.7, (i) disability shall mean incapacity (whether temporary or permanent) from gainful employment and (ii) hardship shall mean a need for financial assistance in meeting obligations incurred or to be incurred by a designated beneficiary of a deceased Participant for his health or welfare or for the health or welfare of members of his immediate family."

    NINTH:  The reference in the last sentence of Section
12.2 to "Sections 3.6(b)(iii) or 7.4" is hereby amended to make reference to "Section 7.4".

     IN WITNESS WHEREOF, this Amendment has been executed by the Company on behalf of itself and all Participating
Companies on this 12th day of September, 1980, the FOURTH and SEVENTH provisions hereof to be effective as of January 1, 1980, and the remaining provisions hereof to be effective as of January 1, 1979.

                          AMERICAN PETROFINA, INCORPORATED
                          By Joe A. Moss, Vice President